THE ALLIANCEBERNSTEIN PORTFOLIOS

-AllianceBernstein Wealth Appreciation Strategy

-AllianceBernstein Balanced Wealth Strategy

-AllianceBernstein Conservative Wealth Strategy

-AllianceBernstein Tax-Managed Wealth Appreciation Strategy

-AllianceBernstein Tax-Managed Balanced Wealth Strategy

-AllianceBernstein Tax-Managed Conservative Wealth Strategy

(collectively, the “Strategies”)

Supplement dated November 4, 2011 to the Prospectus dated December 31, 2010, and the Summary Prospectuses dated December 31, 2010, of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Conservative Wealth Strategy (the “BW Strategies”), AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Conservative Wealth Strategy (the “Tax-Managed Strategies”), offering Class A, Class B, Class C and Advisor Class shares and the Prospectus dated December 31, 2010, and the Summary Prospectuses dated December 31, 2010, of the BW Strategies offering Class A, Class R, Class K and Class I shares.

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Change in Allocations of Investments

All Strategies

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to equity investments through, for the BW Strategies, investments in Underlying Portfolios of the AllianceBernstein Pooling Portfolios and, for the Tax-Managed Strategies, direct investments in equity securities. These equity investments are currently further allocated between approximately 70% in U.S. securities and approximately 30% in non-U.S. securities. Effective on or about December 31, 2011, this allocation will shift to approximately 60% in U.S. securities and approximately 40% in non-U.S. securities. This change is intended to broaden the Strategies’ exposure to global equity markets and to achieve a better risk/return profile for the Strategies’ equity investments. In addition, two of the Strategies — Balanced Wealth Strategy and Tax-Managed Balanced Wealth Strategy — will have an inflation-protection asset class added to their investment allocations with the goal of mitigating the effects of inflation on these Strategies’ investment performance. For Balanced Wealth Strategy, this change will be implemented by allocating approximately 8% of the

Strategy’s portfolio from the AllianceBernstein Intermediate Duration Bond Portfolio to the Bond Inflation Protection Pooling Portfolio. For Tax-Managed Balanced Wealth Strategy, this change will be implemented (i) by allocating approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation protected securities, including inflation protected municipal securities, (ii) by entering into inflation (CPI) swap agreements or other types of swap agreements which the Adviser believes offer protection against the effects of inflation, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) by a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation protected”.

Change in Underlying Portfolio

AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (the “Investing Strategies”)

The Investing Strategies invest in Underlying Portfolios that include the AllianceBernstein Intermediate Duration Bond Portfolio. On November 3, 2011, the Board approved proposals to rename the AllianceBernstein Intermediate Duration Bond Portfolio the “AllianceBernstein Global Core Bond Portfolio” (the “Portfolio”) and to globalize its investment strategy. Under the Portfolio’s new investment strategy, the Portfolio will invest at least 40% of its assets in fixed-income securities of non-U.S. issuers located in at least three countries. The Portfolio’s current policy of limiting its investments in non-U.S. Dollar-denominated securities to 20% of its assets has been eliminated.

This change is intended to broaden the investment opportunities available to the Portfolio and to the Investing Strategies and to provide better diversification for the Investing Strategies. The Portfolio will maintain its policy to invest only in investment grade securities (rated Baa3 and BBB- and above). The Portfolio may hedge a significant portion of the currency exposure associated with its non-U.S. Dollar-denominated fixed-income investments, principally through the use of currency forwards and futures. In addition, under its new policies, the Portfolio will not have a stated portfolio duration range and may invest in fixed-income securities of any maturity or duration. The Portfolio currently seeks to maintain a duration of three to six years under normal circumstances.

Addition of Underlying Portfolio

All Strategies

Effective on or about December 31, 2011, the AllianceBernstein Volatility Management Portfolio (the “VM Portfolio”) will be added to the investment allocations of the Strategies, including the Tax-Managed Strategies which, unlike the BW Strategies, do not currently invest in Underlying Portfolios. The addition of the VM Portfolio is intended to reduce the Strategies’ portfolio volatility. The VM Portfolio will normally be considered to be part of the Strategies’ equity asset allocations, and assets from existing equity Underlying Portfolios or equity investments will be reallocated to maintain the Strategies’ current allocations to equity investments. Under normal market conditions, the VM Portfolio will invest predominantly in equity securities. If the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered, the Adviser will reduce the VM Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes, thereby reducing the Strategies’ exposure to equity securities. Based upon current asset and expense levels, the Adviser expects that the Strategies’ total annual operating expenses will increase at most by .03% as a result of the addition of the VM Portfolio.

The Strategies’ allocation to the VM Portfolio will be as follows:

Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
20.0%	20.0%	12.5%	20.0%	15.0%	10.0%

The Tax-Managed Strategies’ existing strategy of investing in derivatives transactions and the new strategy of investing in the VM Portfolio will require exemptive relief from the Securities and Exchange Commission (“SEC”). The Adviser has filed an exemptive application on behalf of certain AllianceBernstein Mutual Funds that would, if approved by the SEC, permit the Tax-Managed Strategies to employ these strategies. The SEC has issued a number of exemptive orders permitting these types of investments and the Adviser expects that the exemptive relief will be effective by December 31, 2011. If this does not occur, the Tax-Managed Strategies’ investments in VM Portfolio will be delayed until the exemptive relief is available. Certain of the other changes may also be delayed.

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Except as noted above, the changes discussed above are currently expected to become effective on or about December 31, 2011. The Adviser expects the Strategies’ portfolios and the Underlying Portfolios’ portfolios will be transitioned shortly thereafter.

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This Supplement should be read in conjunction with the Prospectuses for the Strategies.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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